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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


        Date of Report (Date of earliest event reported): OCTOBER 8, 2003


                                VECTOR GROUP LTD.
             (Exact name of registrant as specified in its charter)


                                    DELAWARE
                 (State or other jurisdiction of incorporation)


                 1-5759                               65-0949535
        (Commission File Number)         (I.R.S. Employer Identification No.)


100 S.E. SECOND STREET, MIAMI, FLORIDA                      33131
(Address of principal executive offices)                  (Zip Code)


                                 (305) 579-8000
              (Registrant's telephone number, including area code)





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ITEM 5. OTHER EVENTS AND REQUIRED FD DISCLOSURE

         On October 8, 2003, Vector Group Ltd. issued a press release announcing, among other things, that it plans to close Vector Tobacco's Timberlake, North Carolina manufacturing facility and move production of Vector Tobacco's cigarette brands to Liggett Group's manufacturing facility in Mebane, North Carolina. A copy of the press release is attached hereto as Exhibit 99.1.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

         (c) The following Exhibits are provided in accordance with the provisions of Item 601 of Regulation S-K and are filed herewith unless otherwise noted.

                  EXHIBIT NO.      DESCRIPTION
                  -----------      -----------

                  99.1             Press Release issued October 8, 2003





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                                    SIGNATURE

                  Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                VECTOR GROUP LTD.

                                By: /s/ Joselynn D. Van Siclen
                                    -------------------------------------------
                                    Joselynn D. Van Siclen
                                    Vice President and Chief Financial Officer
Date: October 8, 2003




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